SUBSCRIPTION AGREEMENT – DEBT SETTLEMENT

TO:

NEUROKINE PHARMACEUTICALS INC.

1275 West 6th Avenue

Vancouver, British Columbia

Canada  V6H 1A6
(the “Company”)

Purchase of Shares

WHEREAS:

A.

Ahmad Doroudian (the “Subscriber”) wishes to subscribe for 35,000,000 shares of common stock in the capital stock of the Company (the “Shares”), at a deemed price of $0.001 per Share, for an aggregate cost of $35,000;

B.

As at July 31, 2013, the Company is indebted to the Subscriber in the aggregate principal amount of $237,660 , which amount is non-interest bearing and payable on demand (the "Indebtedness”);

C.

In lieu of receiving cash as payment of $35,000 of the Indebtedness, the Subscriber has agreed to accept the Shares as payment of $35,000 of the Indebtedness pursuant to the terms and conditions set forth in the Note and in this Agreement; and

NOW THEREFORE THIS AGREEMENT witnesses that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Subscription

1.1

On the basis of the representations and warranties and subject to the terms and conditions set forth herein and, as applicable, in the Canadian Questionnaire attached hereto incorporated herein as Appendix I, the Subscriber hereby irrevocably subscribes for and agrees to purchase 35,000 shares (collectively, the “Shares” or the “Securities”) of the Company’s common stock (the “Common Stock”), par value US$0.001 at a purchase price per Share of $0.001 (the subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price of $35,000 (the “Subscription Proceeds”).

1.2

On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Shares to the Subscriber.

1.3

Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

2.

Payment

2.1

The Company acknowledges that:

(a)

the balance currently due from the Company to the Subscriber pursuant to the Indebtedness is an aggregate amount of $237,660;  and

(b)

the Company and the Subscriber agree to apply $35,000 of the Indebtedness in payment of the Subscription Proceeds and, upon delivery of a signed copy of this Subscription Agreement to the

Subscriber together with a certificate evidencing the Shares registered as provided in this Subscription Agreement (the “Share Certificate”).

3.

Release

3.1

The Subscriber hereby agrees that upon delivery of the Shares by the Company in accordance with the provisions of this Agreement, $35,000 of the Indebtedness will be fully satisfied and extinguished, and the Subscriber will remise, release and forever discharge the Company and its respective directors, officers, employees, successors, solicitors, agents and assigns from any and all obligations relating to that portion of the Indebtedness.

4.

Documents Required from Subscriber

4.1

The Subscriber must complete, sign and return to the Company prior to the Closing Date:

(a)

one executed copy of this Subscription Agreement, including the Canadian Questionnaire attached as Schedule A.

4.2

The Subscriber shall complete, sign and return to the Company without undue delay, on request by the Company, any additional documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board and applicable law.

5.

Closing

5.1

The sale of the Shares shall be completed (the “Closing”) at such date as the parties may agree upon (the “Closing Date”).

6.

Acknowledgements of Subscriber

6.1

The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b)

the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c)

the decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of this Subscription Agreement and any public information which has been filed by the Company with the Securities and Exchange Commission (“SEC”) in compliance, or intended compliance, with applicable securities legislation;

(d)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)

any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)

applicable resale restrictions;

(e)

none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board operated by the Financial Industry Regulatory Authority (“FINRA”);

(f)

neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(g)

no documents in connection with the sale of the Shares hereunder have been reviewed by the SEC or any state securities administrators;

7.

Representations, Warranties and Covenants of the Subscriber

7.1

The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)

the Subscriber is not a U.S. Person;

(b)

the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(c)

the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement and the sale of the Securities to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(d)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(e)

if the Subscriber is a corporation or other entity, the entering into of this Subscription Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)

the Subscriber is acquiring the Securities as principal for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and it has not subdivided its interest in the Securities with any other person;

(g)

the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for the Subscriber’s own account for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Securities;

(h)

the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment and it has carefully read and considered the matters set forth under the heading “Risk Factors” appearing in the Company’s Forms 10-K, 10-Q, 8-K and any other filings filed with the SEC;

(i)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(j)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of any of the Securities;

(k)

the Subscriber has not acquired the Securities as a result of, and it covenants that it will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(l)

the Subscriber agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(m)

no person has made to the Subscriber any written or oral representations:

(i)

that any person will resell or repurchase any of the Securities,

(ii)

that any person will refund the purchase price of any of the Securities,

(iii)

as to the future price or value of any of the Securities, or

(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently the Company’s common shares are quoted on the over-the-counter market operated by the Over-The-Counter Bulletin Board operated by FINRA.

7.2

In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S.

8.

Representations and Warranties will be Relied Upon by the Company

8.1

The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable securities legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the date of this Subscription Agreement and that they will survive the purchase by the Subscriber of the Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber thereof.

9.

Governing Law

9.1

This Subscription Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

10.

Survival

10.1

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

11.

Assignment

11.1

This Subscription Agreement is not transferable or assignable.

12.

Severability

12.1

The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

13.

Entire Agreement

13.1

Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

14.

Notices

14.1

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.

15.

Counterparts and Electronic Means

15.1

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

16.

Delivery Instructions

16.1

The Subscriber hereby directs the Company to deliver the Share Certificate issued pursuant to this Subscription Agreement to:

16.2

Ahmad Doroudian
4172 Doncaster Way
Vancouver BC V6 1V9

16.3

The Subscriber hereby directs the Company to cause the Share Certificate issued pursuant to this Subscription Agreement to be registered on the books of the Company as follows:

Ahmad Doroudian
4172 Doncaster Way
Vancouver BC V6 1V9

16.4

The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber’s purchase of the Securities as may be required for filing with the appropriate securities commissions and regulatory authorities.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

Dr. Ahmad Doroudian
(Name of Subscriber – Please type or print)
/s/ Ahmad Doroudian
(Signature and, if applicable, Office)
4172 Doncaster Way
(Address of Subscriber)
Vancouver BC V6S 1V9
(City, State or Province, Postal Code of Subscriber)
Canada
(Country of Subscriber

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by NEUROKINE PHARMACEUTICALS INC.

DATED at Vancouver, British Columbia as of the 26th day of September, 2013.

NEUROKINE PHARMACEUTICALS INC.

Per:

/s/ Ahmad Doroudian

Authorized Signatory